================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2006

                              WESTBANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Massachusetts                  0-12784                  04-2830731
 ----------------------------        ------------          -------------------
 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

 225 Park Avenue, West Springfield, Massachusetts                  01089
 ------------------------------------------------               ----------
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (413) 747-1400

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2006, Westbank Corporation (the "Company") announced its earnings for the first quarter of the 2006 fiscal year. A copy of the press release dated April 21, 2006, describing the first quarter earnings, is attached as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits:

            Exhibit No.   Exhibit Title
            -----------   ------------------------------------------------------
            99.1          Press release issued by the Company on April 21, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 21, 2006                          WESTBANK CORPORATION

                                                By:    /s/ John M. Lilly
                                                       -------------------------
                                                Name:  John M. Lilly
                                                Title: Treasurer and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------
99.1           Press release issued by the Company on April 21, 2006